Exhibit 99.1

Accrued Interest Date:                                Collection Period Ending:
27-Mar-06                                                             31-Mar-06
Distribution Date:        BMW VEHICLE OWNER TRUST 2004-A               Period #
                          ------------------------------
25-Apr-06                                                                    23

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Balances
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
                                                                                Initial          Period End
      Receivables                                                        $1,500,120,934        $507,847,202
      Reserve Account                                                        $9,683,915          $8,829,891
      Yield Supplement Overcollateralization                                $10,287,158          $3,281,217
      Class A-1 Notes                                                      $313,000,000                  $0
      Class A-2 Notes                                                      $417,000,000                  $0
      Class A-3 Notes                                                      $470,000,000        $214,732,209
      Class A-4 Notes                                                      $256,312,000        $256,312,000
      Class B Notes                                                         $33,521,000         $33,521,000

Current Collection Period
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      Beginning Receivables Outstanding                                    $542,118,401
      Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
              Receipts of Scheduled Principal                               $20,561,498
              Receipts of Pre-Paid Principal                                $12,911,349
              Liquidation Proceeds                                             $539,906
              Principal Balance Allocable to Gross Charge-offs                 $258,447
          Total Receipts of Principal                                       $34,271,200

          Interest Distribution Amount
              Receipts of Interest                                           $2,058,030
              Servicer Advances                                                      $0
              Reimbursement of Previous Servicer Advances                      ($22,514)
              Accrued Interest on Purchased Receivables                              $0
              Recoveries                                                        $20,072
              Net Investment Earnings                                           $33,986
          Total Receipts of Interest                                         $2,089,574

          Release from Reserve Account                                               $0

      Total Distribution Amount                                             $36,102,327

      Ending Receivables Outstanding                                       $507,847,202

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                  $459,535
      Current Period Servicer Advance                                                $0
      Current Reimbursement of Previous Servicer Advance                       ($22,514)
      Ending Period Unreimbursed Previous Servicer Advances                    $437,021

Collection Account
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      Deposits to Collection Account                                        $36,102,327
      Withdrawals from Collection Account
          Servicing Fees                                                       $451,765
          Class A Noteholder Interest Distribution                           $1,262,662
          First Priority Principal Distribution                                      $0
          Class B Noteholder Interest Distribution                              $98,328
          Regular Principal Distribution                                    $34,046,196
          Reserve Account Deposit                                                    $0
          Unpaid Trustee Fees                                                        $0
          Excess Funds Released to Depositor                                   $243,376
      Total Distributions from Collection Account                           $36,102,327


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Excess Funds Released to the Depositor
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          Release from Reserve Account                                         $595,808
          Release from Collection Account                                      $243,376
      Total Excess Funds Released to the Depositor                             $839,184

Note Distribution Account
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      Amount Deposited from the Collection Account                          $35,407,186
      Amount Deposited from the Reserve Account                                      $0
      Amount Paid to Noteholders                                            $35,407,186

Distributions
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      Monthly Principal Distributable Amount                            Current Payment      Ending Balance    Per $1,000    Factor
      Class A-1 Notes                                                                $0                  $0         $0.00     0.00%
      Class A-2 Notes                                                                $0                  $0         $0.00     0.00%
      Class A-3 Notes                                                       $34,046,196        $214,732,209        $72.44    45.69%
      Class A-4 Notes                                                                $0        $256,312,000         $0.00   100.00%
      Class B Notes                                                                  $0         $33,521,000         $0.00   100.00%

      Interest Distributable Amount                                     Current Payment          Per $1,000
      Class A-1 Notes                                                                $0               $0.00
      Class A-2 Notes                                                                $0               $0.00
      Class A-3 Notes                                                          $553,532               $1.18
      Class A-4 Notes                                                          $709,130               $2.77
      Class B Notes                                                             $98,328               $2.93



Carryover Shortfalls
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                                                                 Prior Period Carryover     Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                                         $0                  $0            $0
      Class A-2 Interest Carryover Shortfall                                         $0                  $0            $0
      Class A-3 Interest Carryover Shortfall                                         $0                  $0            $0
      Class A-4 Interest Carryover Shortfall                                         $0                  $0            $0
      Class B Interest Carryover Shortfall                                           $0                  $0            $0


Receivables Data
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                                                                       Beginning Period       Ending Period
      Number of Contracts                                                        39,454              38,621
      Weighted Average Remaining Term                                             29.81               28.86
      Weighted Average Annual Percentage Rate                                     4.62%               4.62%

      Delinquencies Aging Profile End of Period                           Dollar Amount          Percentage
          Current                                                          $463,159,440              91.20%
          1-29 days                                                         $34,950,308               6.88%
          30-59 days                                                         $7,426,979               1.46%
          60-89 days                                                         $1,092,602               0.22%
          90-119 days                                                          $461,099               0.09%
          120-149 days                                                         $756,773               0.15%
          Total                                                            $507,847,202             100.00%
          Delinquent Receivables +30 days past due                           $9,737,453               1.92%




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      Write-offs
          Gross Principal Write-Offs for Current Period                        $258,447
          Recoveries for Current Period                                         $20,072
          Net Write-Offs for Current Period                                    $238,375

          Cumulative Realized Losses                                         $5,023,769


      Repossessions                                                       Dollar Amount               Units
          Beginning Period Repossessed Receivables Balance                   $1,262,687                  71
          Ending Period Repossessed Receivables Balance                      $1,118,484                  64
          Principal Balance of 90+ Day Repossessed Vehicles                    $176,953                  14



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                       $3,506,221
      Beginning Period Amount                                                $3,506,221
      Ending Period Required Amount                                          $3,281,217
      Current Period Release                                                   $225,004
      Ending Period Amount                                                   $3,281,217
      Next Distribution Date Required Amount                                 $3,063,769

Reserve Account
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      Beginning Period Required Amount                                       $9,425,700
      Beginning Period Amount                                                $9,425,700
      Net Investment Earnings                                                   $33,986
      Current Period Deposit                                                         $0
      Current Period Release to Collection Account                                   $0
      Current Period Release to Depositor                                      $595,808
      Ending Period Required Amount                                          $8,829,891
      Ending Period Amount                                                   $8,829,891

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